SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 16, 2003
                                                --------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                 333-99451                    52-1495132
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                           08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) and Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

            The Registrant is filing this Current Report on Form 8-K/A to amend and restate that certain Current Report on Form 8-K dated as of January 16, 2003 (the "Original Current Report") which was filed with the Commission on January 17, 2003. This Current Report on Form 8-K/A supersedes the Original Current Report.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                        Description
            -----------                        -----------

            (99)                               Collateral Term Sheets,
                                               Structural Term Sheets and
                                               Computational Materials prepared
                                               by UBS Warburg LLC in connection
                                               with Chase Mortgage Finance
                                               Corporation, Multi-Class
                                               Mortgage Pass-Through
                                               Certificates, Series 2003-S1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



January 30, 2003

                                   By:  /s/ Eileen Lindblom
                                        ----------------------------------
                                        Eileen Lindblom
                                        Vice President
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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------


(99)              Collateral Term Sheets, Structural Term             (E)
                  Sheets and Computational Materials prepared by UBS Warburg LLC in connection with Chase Mortgage Finance Corporation, Multi-
                  Class Mortgage Pass-Through Certificates,
                  Series 2003-S1.